FMX A BGC COMPANY April 2024 Exhibit 99.2

Partners Join BGC in the creation of FMX REPRESENTING 10 OF THE MOST IMPORTANT INVESTMENT BANKS AND MARKET MAKERS INVESTMENT BANKS MARKET MAKERS

Provide significant growth capital for FMX $172mm of cash proceeds to FMX TRANSACTION DETAILS CASH INVESTMENT FROM PARTNERS OWNERSHIP AND VALUATION Ownership (%) Pre-Money Valuation Post-Money Valuation Equity Partners SIGNIFICANT OPPORTUNITY1 Source: Bloomberg. Data as of 4/23/2024. Investor Opportunity Higher Revenue growth Higher EBITDA growth Higher potential valuation multiple expansion CME Group Free up tens of millions of dollars in working capital for BGC to use toward repurchasing its shares and investing in its growth Equity Partners invested $172mm into FMX for 25.75% ownership Pre-Money Valuation of $495mm Post-Money Valuation of $667mm Equity Partners received an additional 10.3% of equity ownership subject to driving trading volumes and meeting certain volume targets across the FMX ecosystem

FMX is built for success Leveraging market leading front-end FMX UST technology that powers the fastest growing cash U.S. Treasury platform POWERFUL TECHNOLOGY 1 BGC has strong global connectivity and deep, long-standing relationships with the largest banks and market makers GLOBAL DISTRIBUTION 2 FMX’s clearing partner, LCH, the largest clearer of interest rate swaps collateral globally, will provide significant portfolio-margining efficiencies equal to, or better, than the CME HIGHLY EFFICIENT CLEARING CAPABILITIES 3 Partnering with the world’s most important investment banks, market makers and futures commissions merchants (“FCMs”) to compete with CME’s U.S. interest rates complex. STRATEGIC PARTNERS 4

FMX To challenge CME’s DOMINANT MARKET POSITION FMX is now a powerful player in the largest financial markets in the world, competing with CME’s highly valuable U.S. interest rate and foreign exchange businesses CME Revenue by Business 38% Interest Rates & FX 62% Other FOLLOWING THE BLUEPRINT OF GREAT CONSORTIA MODELS FMX IS THE ONLY REAL CHALLENGER TO THE CME CME, with a market capitalization of $80 billion1, generates approximately 38% of its total revenues from its U.S. interest rate and foreign exchange businesses Proven success of consortia models driving significant value TRADEWEB MARKET CAPITALIZATION1 $22.9bn MARKETAXESS MARKET CAPITALIZATION1 $7.3bn Source: Bloomberg. Data as of 4/23/2024. + Market Data + Market Data

Source: CME Monthly Volumes multiplied by respective reported contract sizes; For Eurodollar and SOFR futures estimated contract size of $1mm Source: Bloomberg & FINRA Treasury Statistics …the futures market opportunity is enormous FMX FUTURES U.S. INTEREST RATE FUTURES1 Narrowest spreads & better pricing World-class, proven front-end trading system Global distribution and existing client connectivity Superior portfolio margin benefits through its clearing agreement with LCH FMX FUTURES EXCHANGE WILL OFFER TRADING IN SOFR AND U.S. TREASURY FUTURES, THE LARGEST AND MOST WIDELY TRADED CONTRACTS IN THE WORLD $4.2tn Notional ADV1 (FY 2023) SOFR FUTURES EURODOLLAR FUTURES TREASURY FUTURES WHY FMX FUTURES WILL SUCCEED With over $4 trillion traded daily…

FMX strong market share and volume growth… FMX UST FMX UST ADV FMX UST Market Share1 Sources: Coalition Greenwich; Bloomberg; SIFMA Central limit order book (“CLOB”) market share. Tradeweb acquired Nasdaq’s U.S. Fixed Income platform on 6/25/2021; Dealerweb prior period includes Nasdaq U.S. Fixed Income platform volumes Q1 2024 WORLD’S FASTEST GROWING U.S. TREASURY PLATFORM WITH 28% MARKET SHARE1 FMX UST Primary Dealer CME Dealerweb2 Indexed ADV Growth …outpacing the market and peers since 2019 FMX UST SUCCESS Fastest matching engine for cash U.S. treasuries Narrowest spreads in the market Existing global connectivity to its 140+ active client base, which represent the largest trading firms in the world Over 50% of trades on FMX UST executed at prices exclusive to the platform

FMX FOREIGN EXCHANGE

FULLY-CONNECTED, STATE-OF-THE-ART FX PLATFORM NOW SUPERCHARGED FOR GROWTH WITH THE SUPPORT OF OUR PARTNERS

FX is one of the largest, most fragmented markets globally


FX FORWARDS & NDFs
36%
$3.3tn
ADV[1]
(Apr-22)
64%
SPOT FX

With over $3 trillion traded daily

While FMX Foreign Exchange has delivered market leading growth, it competes with significantly larger FX trading platforms.


Indexed ADV Growth
150
100
50
0
FY 2020
FY 2021
FY 2022
FY 2023
163 FMX Foreign Exchange
126 Cboe
109 Refinitiv
79 CME

With the support of its partners, FMX Foreign Exchange is **strongly positioned to further accelerate growth, capture market share and succeed** against the incumbent FX platforms

1. Source: BIS Triennial Survey. Volumes reported as of April in each year.

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FMX MARKET DATA Source: Burton Taylor FMX WILL PROVIDE UNIQUE, HIGHLY VALUABLE MARKET DATA ACROSS THE WORLD’S MOST IMPORTANT INTEREST RATES AND FOREIGN EXCHANGE MARKETS Global Market Data Spend Global Market Data Spend1 FMX offers the narrowest trading spreads which provides unique and highly valuable market data The market data opportunity for SOFR and U.S. treasury futures, cash U.S. treasuries and foreign exchange is enormous FMX will compete for a significant portion of CME’s market data revenue, which totaled $644 million in 2023 Exchanges, like FMX Futures Exchange, generated >$6.5 billion of market data revenue in 2023

LCH Partnership PROVIDING significant PORTFOLIO-margining Efficiencies 2023 INTEREST RATE DERIVATIVES CLEARED VOLUMES1 OVERVIEW LARGEST IRS INITIAL MARGIN MARKET SHARE Clearing Partnership with LCH, the largest clearer of interest rate swaps globally Unique opportunity to cross margin U.S. Interest Rate Futures against the world’s deepest OTC liquidity pool within a single clearing house Market participants receive the most efficient portfolio-margining and capital efficiencies through LCH clearing partnership PORTFOLIO-MARGINING EFFICIENCIES AT LCH LCH CLEARED 43X MORE INTEREST RATE DERIVATIVES THAN THE CME IN 2023 Dec. 29 2023 Eurex JPX CME IRS Initial Margin at Major CCPs2 LCH holds approx. $241 billion of capital for interest rate derivatives positions Sources: LCH and CME Source: Clarus Contract Portfolio-Margining Efficiency SOFR Futures BEST / MAXIMUM U.S. Treasury Futures EQUAL or SUPERIOR

Why THE MARKET NEEDs A SECOND U.S. RATES EXCHANGE LIQUIDITY, COMPETITION AND RESILIENCY SUPPORTS FINANCIAL STABILITY AND REDUCES SYSTEMIC RISK ENHANCED LIQUIDITY Ultra-low latency execution Reduced transaction costs and tighter bid/ask spreads and lower exchange fees As market volumes grow, total market capacity will continue to increase in lockstep, including basis trading between FMX and the CME COMPETITION Market participants want more competition across U.S. interest rate marketplaces One firm dominates all U.S. interest rate futures trading and is a market leader in cash U.S. Treasuries, resulting in annual price increases, and growing market data costs Lack of competition stifles innovation MARKET RESILIENCY FMX will promote competition and encourage broad technological advancement Settlement risk dispersed among multiple institutions reduces systemic risk Multiple trading venues are critical in the event of business disruption to the sole incumbent

Leadership MULTI-DECADE EXPERIENCE IN BUILDING AND MONETIZING INNOVATIVE PLATFORMS, TECHNOLOGIES AND SOLUTIONS Louis Scotto CEO Howard W. Lutnick Chairman 40+ years experience in financial services Chairman of FMX Chairman and CEO of BGC Group 40+ years experience in financial services CEO of FMX Former Head of Americas of BGC Group

Disclaimer DISCUSSION OF FORWARD-LOOKING STATEMENTS ABOUT BGC Statements in this document regarding BGC that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the Company’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, BGC undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

ir.bgcg.com twitter.com/bgcgroupinc linkedin.com/company/bgc_group Media Contact: Erica Chase +1 212-610-2419 Investor Contact: Jason Chryssicas +1 212-610-2426